EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




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                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Post Effective Amendment No 1 to Registration Statement on Form S-8 pertaining to the 1996 Short Term Incentive Compensation Bonus Program of Warrantech Corporation of our report, dated June 12, 2001, which appears in the Annual Report on Form 10-K for the year ended March 31, 2001.

Weinick Sanders Leventhal & Co., LLP

                                                       May 15, 2002



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